Chartwell Mid Cap Value Fund

(Ticker Symbol: BERCX)

Chartwell Small Cap Growth Fund

(Ticker Symbol: CWSGX)

Chartwell Small Cap Value Fund

(Ticker Symbol: CWSIX)

Each a series of The Chartwell Funds (the “Trust”)

Supplement dated July 31, 2018, to the

Prospectus dated March 1, 2018, as supplemented.

Effective immediately, the third paragraph under the Chartwell Mid Cap Value Fund’s, the Chartwell Small Cap Growth Fund’s and the Chartwell Small Cap Value Fund’s (together, the “Funds”) “Principal Investment Strategies” on pages 8, 18 and 22; and the second paragraph under the Funds’ “Principal Investment Strategies” on pages 27, 30 and 31 of the Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U. S.

Please retain this Supplement with your records.